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                                                                    Exhibit 10.3

             AMENDMENT NUMBER 1 TO THE TAX INDEMNIFICATION AGREEMENT
                            DATED AS OF MAY 7, 1999


                  AMENDMENT NUMBER 1, dated as of September 5, 2000 (the "First Amendment") to the Tax Indemnification Agreement between The Goldman Sachs Group, Inc., a Delaware corporation (the "Company") and the Indemnitees listed therein (the "Indemnitees"), dated as of May 7, 1999 (the "Tax Indemnification Agreement");

                  WHEREAS, Section 10 of the Tax Indemnification Agreement authorizes the Company to amend the Tax Indemnification Agreement in any respect so long as such amendment does not materially adversely affect the amount an Indemnitee is otherwise entitled to receive from the Company pursuant to the Tax Indemnification Agreement; and

                  WHEREAS, the Company desires to amend the Tax Indemnification Agreement as set forth herein in order to clarify certain provisions contained therein;

                  NOW THEREFORE, the Tax Indemnification Agreement is amended by the addition of the following as a new Section 3(g):

         "(g) Without limiting any other rights of the Company contained herein,
(i) the Company (or its designee) shall have the right to designate or appoint (or consent or agree to the designation or appointment of) any individual or entity, including making any such designation or appointment (or consenting or agreeing to any such designation or appointment) in the name and on behalf of the Indemnitee (and in the case of an Indemnitee who or which is the transferee of substantially all of the assets of a former partner of the Partnership, on behalf of such former partner), as the Tax Matters Partner (as defined in
Section 6231(a)(7) of the Internal Revenue Code), with respect to any taxable year, of the Partnership or any Affiliate; (ii) the Company, any designee of the Company or any relevant Tax Matters Partner shall have the right (including, without limitation, in its own name or in the name of, and on behalf of, any Indemnitee (and in the case of an Indemnitee who or which is the transferee of substantially all of the assets of a former partner of the Partnership, on behalf of such former partner)) to extend or to consent to the extension of any statute of limitations applicable to the Partnership, any Affiliate, or, to the extent applicable to a Partnership Item, the Indemnitee; and (iii) the Company, any designee of the Company or any relevant Tax Matters Partner shall have the right to take any action, including in the name and on behalf of the Indemnitee (and in the case of an Indemnitee who or which is the transferee of substantially all of the assets of a former partner of the Partnership, on behalf of such former partner), with respect to any actual or proposed assessment, audit, examination or other similar proceeding or matter, including agreeing to any audit adjustment or other assessment. Each Indemnitee (i) hereby approves of such designation, appointment, agreement, consent, extension or action and consents and agrees to execute, certify, acknowledge, deliver, swear to, file and record at the appropriate public offices evidence of such approval, designation, appointment, agreement, consent, extension or action and to take any other action reasonably requested by the Company (or its designee) as may be deemed necessary or appropriate and (ii) to the extent permitted by law, agrees not to challenge or claim or cooperate or assist any other party in challenging or claiming, as a complaint or a defense, or
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otherwise asserting in any respect whatsoever, that such approval, designation, appointment, agreement, consent, extension or action is not valid or enforceable."

                  Unless otherwise defined herein, all capitalized and undefined terms shall have the meanings assigned to them in the Tax Indemnification Agreement.

                  Except as amended hereby, all of the terms of the Tax Indemnification Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

                  IN WITNESS WHEREOF, the Company has executed and delivered this Amendment Number 1 as of the date above written.


                                        THE GOLDMAN SACHS GROUP, INC.




                                        By:     /s/ John A. Thain
                                             Name:  John A. Thain
                                             Title: Director, President and
                                                    Co-Chief Operating Officer

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